UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

SECURED DIVERSIFIED INVESTMENT, LTD.
(Name of Registrant as Specified In Its Charter)

________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Secured Diversified Investment, Ltd.
5205 EAST LINCOLN DRIVE
PARADISE VALLEY, ARIZONA 85253

May 22, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Secured Diversified Investment, Ltd., which will be held at 3273 E. Warm Springs, Rd., Las Vegas, Nevada 89120 on June 2, 2006, at 10:00 a.m. Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Secured Diversified Investment, Ltd.

Sincerely,

/s/ Jan Wallace
Jan Wallace
Chief Executive Officer, President and Director

SECURED DIVERSIFIED INVESTMENT, LTD.
5205 East Lincoln Drive
Paradise Valley, Arizona 85253 Telephone: (949) 851-1069

_____________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_____________________________________________________________

May 22, 2006

To the Shareholders of Secured Diversified Investment, Ltd.:

The annual meeting of the shareholders of Secured Diversified Investment, Ltd. will be held at 3273 E. Warm Springs, Rd., Las Vegas, Nevada 89120 on June 2, 2006, at 10:00 a.m. Pacific Daylight Time, for the following purposes:

1)	To elect directors to serve until the next annual meeting or until their successors are elected and qualified;

2)	To approve the 2006 Stock Option Plan;

3)	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on April 20, 2006 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jan Wallace
Jan Wallace
Chief Executive Officer, President and Director

May 22, 2006
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SECURED DIVERSIFIED INVESTMENT, LTD. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

Secured Diversified Investment, Ltd.
5030 Campus Drive
Newport Beach, CA 92660
Telephone: (949) 851-1069
___________________________________________________

PROXY STATEMENT
___________________________________________________

FOR THE ANNUAL MEETING OF SHAREHOLDERS
To be held June 2, 2006

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SECURED DIVERSIFIED INVESTMENT, LTD. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Secured Diversified Investment, Ltd. for use at the annual meeting of the shareholders, or any adjournments thereof. The meeting will be held at 3273 E. Warm Springs, Rd., Las Vegas, Nevada 89120 on June 2, 2006, at 10:00 a.m. Pacific Daylight Time, to elect directors to serve until the next annual meeting or until their successors are elected and qualified, to approve the 2006 Stock Option Plan, and to transact any other business that may properly come before or any adjournment of the meeting. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about May 22, 2006.

RECORD DATE

The Board of Directors of Secured Diversified Investment, Ltd. has fixed the close of business on April 20, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Secured Diversified Investment, Ltd. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. We will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. We will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. We have spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that we will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding our proxies and related materials may be directed in writing to Jan Wallace, at 5205 East Lincoln Drive, Paradise Valley, Arizona 85253.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The presence, in person, of the holders of a majority of the outstanding voting shares is necessary to constitute a quorum at the annual meeting. The above matters require for their approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

We have two (2) classes of voting securities entitled to vote at the annual meeting: Common Stock and Series A Preferred Stock. On the record date, there were 30,334,611 shares of Common Stock outstanding held by approximately 428 shareholders of record. Each share of Common Stock is entitled to one vote on each matter to be considered. There were also outstanding at the record date 7,234,600 shares of Series A Preferred Stock held by approximately 159 shareholders of record. Each share of Series A Preferred Stock is entitled to one vote on each matter to be considered. Holders of our outstanding voting shares do not have cumulative voting rights.

You may vote by either attending the meeting in person or by filling out and sending in your proxy. Voting shares that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted for the named nominees for the Board of Directors identified herein and for approval of the 2006 Stock Option Plan. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her, or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Secured Diversified Investment, Ltd. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Four directors are to be elected at the annual meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them are not candidates at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

The following sets forth information regarding each nominee.

Name	Age	All Positions and Offices with SDI	Dates of Service
Jan Wallace	51	CEO, President & Director	April 2005 - present
Peter Richman	39	Director	January 2006 - present
Patrick McNiven	45	Director	December 2005 - present
Jay Kister	31	Director	September 2002 - present

Jan Wallace. Ms. Wallace is our Chief Executive Officer, President, and Director. She is also the President of Wallace Black Financial & Investment Services, a private consulting company to private and public companies and individuals for business, financial and investment strategies. Ms. Wallace has served as the President and CEO of three public companies listed on the Over-The-Counter Bulletin Board: MW Medical from 1998 to 2001; Dynamic and Associates, Inc.; and Claire Technologies, Inc. from 1994 to 1995. From 1987 to 1996, Ms. Wallace was associated with four Canadian companies: Active Systems as Executive Vice President; The Heafey Group, as financial consultant; Mailhouse Plus, Ltd., owner and President; and Pitney Bowes, first female sales executive. Ms. Wallace has a BA in Political Science and Economics from Queens University, Kingston, Ontario, Canada.

Peter Richman. Dr. Richman is one of our Directors. Dr. Richman is a Board Certified and Licensed Physician in three states. Since 2003, Dr. Richman has been an Assistant Professor at the Mayo Clinic of Medicine, Scottsdale, Arizona. From 1997 to 2001, Dr. Richman served as attending emergency physician and attending physician at Morristown Memorial Hospital, Morristown New Jersey. From 2001 to 2004, Dr. Richman was Senior Associate Consultant at the Mayo Clinic Hospital, Scottsdale, Arizona. Dr. Richman is the author and co-author of numerous medical publications and currently involved in a number of medical research projects. Dr. Richman was the co-founder and editor-in-chief of Choicemedia.com recently acquired by the Polaris, Sequoia, and Allen Group in 2005.

Dr. Richman earned a Bachelor of Arts in Political Science from Brandeis University in 1989. Dr. Richman earned his medical degree from S.U.N.Y Health Science Center at Syracuse in 1993 and his MBA from Arizona State University in 2005.

Patrick McNevin. Mr. McNevin is one of our Directors. Currently Mr. McNevin is President of Fazoql, Inc. From 2004 to 2005, Mr. McNevin was the Director of Land Acquisition for Chrlevoix Homes, LLC managing all aspects of the business while developing over 15 communities and 400 single-family homes. From 1989-2004 Mr. McNevin was employed by Archway-Mother Cookies the third largest cookie company in the country. From 1999 to 2004, Mr. McNevin was Division Manager responsible for all aspects including operations, accounting, sales and 120 sales representatives covering four major distribution centers across eight states. Mr. McNevin attended Ohlone College, Fremont, California and Food Industry Executive Program, Marshall School of Business at the University of Southern California, Los Angeles, California.

Jay Kister. Mr. Kister is one of our Directors. Since June 2001, Mr. Kister has been employed with Blossom Valley Mortgage, Inc. Mr. Kister currently serves as a Loan Broker. From April 1999 to June 2001, Mr. Kister was a Personal Banker for San Diego National Bank. He was primarily responsible for opening and servicing commercial accounts and commercial loans. From May 1998 to April 1999, Mr. Kister worked for Bank of America performing essentially the same functions as he performed for San Diego National Bank. Mr. Kister earned a Bachelor of Arts degree in Spanish from Weber State University in Ogden, Utah in August 1997.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders or until removed from office in accordance with our bylaws.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, our Board of Directors met 9 times, in person or by telephonic conference. Each incumbent Director serving during the fiscal year ended December 31, 2005 attended at least 75% of the meetings.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, we have not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the Board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our Chief Executive Officer, Ms. Jan Wallace, with a request to forward the same to the intended recipient. All such communications will be forwarded unopened.

COMPANY COMMITTEES

Audit Committee

Our Board of Directors has appointed an audit Committee to oversee our financial reporting and auditing matters. The Audit Committee is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of our financial statements and other services provided by our independent public accountants. The Audit Committee also reviews our internal accounting controls, practices and policies. The sole member of the Audit Committee is Peter Richman. We do not currently have a written audit committee charter.

We do not have an audit committee financial expert because of the size of our company and our board of directors at this time. We believe that we do not require an audit committee financial expert at this time because we retain outside consultants who possess these attributes.

Compensation Committee

Our Board of Directors does not maintain a standing compensation committee or other committees performing similar functions. The Board of Directors reviews the salaries and benefits of all employees, consultants, directors and other individuals that we compensate. The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considers to be the minimal acceptable level necessary to retain and compensate the officer for his activities on our behalf.

The Nominating Committee

We do not currently have a standing nominating committee. Although we are not required to appoint and maintain a standing nominating committee, our full Board of Directors has evaluated the nomination process and abides by certain principals in the nomination of director candidates. In particular, when evaluating potential director nominees, the Board considers the following factors:

à	The appropriate size of our Board of Directors;

à	Our needs with respect to the particular talents and experience of our directors;

à
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

à	Experience in political affairs;

à	Experience with accounting rules and practices; and

à	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as it may deem are in our best interests. In addition, the Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

EXECUTIVE OFFICERS

The following information sets forth the names of our executive officers, their ages and their present positions.

Name	Age	All Positions and Offices with SDI	Dates of Service
Jan Wallace	51	CEO, President & Director	April 2005 - present
Munjit Johal	50	CFO	September 2002 - present

Set forth below is a brief description of the background and business experience of the foregoing officers. Information describing the background and experience of Ms. Wallace is set forth above.

Munjit Johal. Mr. Johal is our Chief Financial Officer. Mr. Johal has broad experience in accounting, finance, and management in the public sector. Since 1998, Mr. Johal has served as the Chief Financial Officer for Diffy Foods, Inc. Mr. Johal held the same position with Bengal Recycling from 1996 to 1997. As the Chief Financial Officer for these companies, Mr. Johal was primarily responsible for overseeing the financial affairs of these entities and ensuring that their financial statements of these were accurate, complete, and complied with all applicable reporting requirements. From 1990 to 1995, Mr. Johal served as the Executive VP for Pacific Heritage Bank in Torrance, California. Mr. Johal earned his MBA degree from the University of San Francisco in 1980. He received his BS degree in History from the University of California in Los Angeles in 1978.

SIGNIFICANT EMPLOYEES

We have no significant employees other than our officers and directors.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated to become directors.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

OFFICER AND DIRECTOR LEGAL PROCEEDINGS

Except as set forth below, we are not a party to any pending legal proceeding and we are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

Luis Leon v. Secured Diversified Investment, Ltd.

On April 6, 2005, we were served with a complaint in the matter of Luis Leon v. Secured Diversified Investment, Ltd. (case no. 05CC04651), filed in the Superior Court of California, County of Orange. The complaint contains causes of action for breach of contract, promissory estoppel, intentional misrepresentation, violations of the California Labor Code. The complaint seeks damages in an amount to be determined at trial but including $116,359 of unpaid salary, $16,667 for one month unpaid vacation time, $5,548 for unpaid insurance benefits through August 15, 2005, reimbursable expenses of $288 plus a statutory penalty of $16,666 pursuant to Labor Code Section 201. Mr. Leon also seeks a grant of options to purchase $250,000 of our common stock. On April 17, 2006, plaintiffs filed a notice of settlement with the court indicating that the parties settled on April 7, 2006. The parties settled for $65,000 plus options for 150,000 shares of common stock at $0.15. Each party is responsible for their own attorney’s fees and costs.

Alliance Title Company, Inc. v. Secured Diversified

On January 13, 2006, Alliance Title Company, Inc. (“Alliance”) filed a complaint in the matter of Alliance Title Company, Inc. v. Secured Diversified Investment, Ltd. (case no. 06CC02129) in the Superior Court of California, County of Orange.

The complaint alleges that Alliance, our escrow agent, was entrusted with $267,000 pursuant to escrow instructions, and that a mutual written agreement among the parties to the escrow was required to properly disperse the funds. Alliance further alleges that no instructions were provided to disperse the funds, but instead, competing claims for the funds were made by Secured Diversified Investment, Ltd., Clifford L. Strand, William S. Biddle, Gernot Trolf, Nationwide Commercial Brokers, Inc., and Prime Time Auctions, Inc.

Alliance has deposited the funds with the court and has asked for a declaration of rights regarding the funds. We are contesting the case vigorously and are proceeding with discovery. At this time we cannot make any evaluation of the outcome of this litigation. Alliance has requested that its reasonable costs and attorney’s fees be paid from the deposited funds.

Clifford L. Strand v. Secured Diversified Investment, Ltd.

On January 20, 2006, Clifford L. Strand, William S. Biddle, Gernot Trolf, our former management, and Nationwide Commercial Brokers, Inc., our former subsidiary (collectively, “Plaintiffs”), filed a complaint in the matter of Clifford L. Strand v. Secured Diversified Investment, Ltd. (case no. 06CC02350) in the Superior Court of California, County of Orange. Secured Diversified Investment, Ltd. and Ms. Jan Wallace have been named in this lawsuit. The complaint contains causes of action for fraud and misrepresentation, negligent misrepresentation, breach of contract, breach of the covenant of good faith and fair dealing, conversion, common counts, money had and received, and declaratory relief. These allegations arise out of the hold over of funds at issue in Alliance Title Company, Inc. v. Secured Diversified Investment, Ltd. (case no. 06CC02129), described above. To date, however, the matters have not been consolidated.

We filed a cross-complaint against all Plaintiffs, Alliance Title Company and Brenda Burnett, a former employee of Alliance. Our cross-complaint contains causes of action for breach of contract, breach of fiduciary duty, negligent supervision, civil conspiracy, intentional interference with economic relations, negligent interference with economic relations, breach of oral agreement, breach of employment contract, breach of director/officers’ fiduciary duty, fraud/intentional misrepresentation, and declaratory relief. We are defending and prosecuting this case vigorously and are proceeding with discovery. At this time, we cannot make any evaluation of the outcome of this litigation.

William S. Biddle v. Secured Diversified Investment, Ltd.

On March 10, 2006, some of our shareholders, including Clifford L. Strand, Robert J. Leonard, William S. Biddle, and Gernot Trolf (collectively, “Plaintiffs”) filed a complaint in the matter of William S. Biddle v. Secured Diversified Investment, Ltd. (case no. 06CC03959) in the Superior Court of California, County of Orange. Plaintiff seek declaratory relief as to whether we are a foreign corporation under California Corporation Code Section 2115(a) and whether Plaintiff’s alleged demand for our shareholder list and for an inspection of the accounting books and records and minutes of shareholders , board of directors and committees of such board is governed under California Corporation Code Sections 1600 and 1601. We are contesting this case vigorously and are proceeding with discovery. At this time, we cannot make any evaluation of the outcome of this litigation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last three fiscal years or in any presently proposed transaction which, in either case, has or will materially affect us.

1.
On March 31, 2003, we completed an Asset Purchase Agreement with Seashore Diversified Investment Company (“Seashore”). Seashore was a related party through common management, control and shareholders. The Asset Purchase Agreement provided us a period to conduct due diligence to determine whether the assets were fair and reasonable. However, Seashore did not have the necessary books and records for us to properly evaluate the value and merit of the transaction. Nevertheless, our board of directors decided to forebear due diligence afforded under the Asset Purchase Agreement. We ultimately issued 2,461,607 common shares and 4,997,807 Series A preferred shares to Seashore to acquire Katella Center in Orange, California, T-Rex Plaza Mall in Dickinson, North Dakota, 50% interest in Spencer Springs LLC and 50% interest in Decatur Center LLC. Spencer Springs and Decatur Center each own a shopping center in Las Vegas, Nevada.

2.
In the first quarter 2003, Mr. Wayne Sutterfield paid a $25,000 commission to Mr. Clifford L. Strand for services rendered in connection with the land sale and ground lease back of the 6.66 acres underlying the T-Rex Mall. Subsequently, on June 30, 2003, we impaired the property.

3.
In March 2003, we formed Nationwide Commercial Brokers ("NCB") as our wholly-owned subsidiary. We capitalized NCB in the amount of $12,000 from which Messrs. Biddle and Strand were compensated for serving as broker of record and an officer, respectively, of NCB.

4.	In April 2003, we acquired the remaining 50% interest in Decatur Center, LLC. The selling members of Decatur Center, LLC, including William S. Biddle, received shares of our Preferred

B Preferred Stock in connection with the sale. Mr. Biddle and Mr. Clifford L. Strand received commissions on the transaction in the amount of 60,000 shares and 50,000 shares of our Series B Preferred Stock, respectively.

5.
In November 2003, we acquired the remaining 50% interest in Spencer Springs, LLC. The selling members of Spencer Springs, LLC, including William S. Biddle, received shares of our Preferred B Preferred Stock in connection with the sale. Mr. Biddle and Mr. Clifford L. Strand received commissions on the transaction in the amount of 128,000 shares and 124,000 shares of our Series B Preferred Stock, respectively.

6.
In August 2003, we acquired the Hospitality Inn and Dickinson Management Company from Seacrest Partners, L.P. in exchange for shares of our common stock and preferred A stock. Certain of our officers, directors and a major shareholder owned a majority of the limited partnership interests of Seacrest Partners, L.P. We received no independent appraisal of the Hospitality Inn. However, the related parties involved certified that the transaction was fair and reasonable. We issued 1,445,029 shares of common stock and 2,464,971 shares of preferred A stock to acquire the Hospitality Inn.

7.
In February 2004, William S. Biddle, Robert Leonard and Sumiye Onodera-Leonard, through their trusts, loaned us $150,000 bearing an interest rate of 12%. Messrs. Biddle and Leonard each received 50,000 shares of common stock for loaning us this money. The obligation was secured by Spencer Springs Shopping Center, and was later paid out in full from the proceeds of the sale of the property.

8.
In December 2004, William S. Biddle and Robert J. Leonard together purchased a 37% membership interest in Spencer Springs, LLC valued at $350,000 for $200,000. The sole asset of Spencer Springs, LLC was the promissory note of Roger Anderson in the principal amount of $950,000 due October 28, 2007. The note was secured by the Spencer Springs Shopping Center.

9.
In October, 2004, William S. Biddle and Clifford L. Strand along with our tenant-in-common partner, Denver Fund I, agreed to pay our property manager, Shaw & Associates, a $50,000 commission for bringing the Flamingo Road Arts and Antiques in as a lessee for the Cannery West Shopping Mall. Under the agreement, Nationwide Commercial Brokers, our wholly-owned subsidiary, was to receive a portion of the commission amounting to $16,500. However, subsequently, this commission was divided between Clifford L. Strand and William S. Biddle.

10.
In late 2004, we were informed by Clifford L. Strand and William S. Biddle that a prospective tenant of the Cannery West Shopping Center, known as the Flamingo Road Arts and Antiques, needed financial assistance. Messrs. Strand and Biddle indicated that having this tenant was essential to stabilize the Cannery West Shopping Center and solicited among our board of directors interested persons to invest in the Flamingo Road Arts and Antiques. While no other board member decided to invest, William S. Biddle and a shareholder of our company loaned $150,000 to the Flamingo Road Arts and Antiques. At the same time, Mr. Biddle, on behalf of our company, afforded the Flamingo Road Arts and Antiques rental abatements of two months and no CAMS for the first year of the five year lease. Because the Flamingo Road Arts and Antiques was in arrears on rent payments and received certain concessions on the lease, the appraisal came in at $500,000 less than the original sales price. As a result, the buyer requested a reduction in the sales price of $500,000.

11.	Initially, the proposed contract for sale of the Cannery West Shopping Center in July of 2005 listed two brokers for a total of 4% commissions: 2% for KB Morris representing the buyer and

2% for National Commercial Properties representing us. Mr. Biddle thereafter revised the agreement to include another 2% in commissions to Nationwide Commercial Brokers (“NCB”). Mr. Biddle told the board of directors that the 2% commission to NCB would go to two brokers, 1% for Certified Realty and another 1% for NCB, broken down as 20% to NCB and 80% to us. On July 13, 2005, Mr. Biddle, acting as our officer, submitted escrow instructions to Alliance Title, the escrow agent on this sales transaction, without the approval of the board of directors, requesting 20% of the sales price (or $18,000) be paid to NCB and the remaining 80% of the sales price (or $72,000) be paid to himself. After Mr. Biddle resigned as one of our officers and directors, he continued to submit escrow instructions to Alliance. The final escrow instruction listed $18,000 to NCB, $36,000 to Mr. Biddle and $36,000 to Mr. Cliff L. Strand.

12.	In July 2005, we sold our 100% interest in NCB to Robert Leonard for $50,000, a large shareholder of our company and the Chairman of NCB.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2005, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2005:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Luis Leon (former CEO)	0	0	1
Pamela Padgett (former Director)	0	0	1
Clifford Strand (former Chairman of the Board, President)	0	1	1
William S. Biddle (former Director, Vice President)	0	1	1
Jan Wallace	1	1	0
Jay Kister	0	0	1
Munjit Johal	0	1	0
Iomega Investments, LLC	0	0	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of each class or series of our outstanding stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the of each class or series of our outstanding stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 37,569,211 shares which includes 30,334,611 shares of common stock and 7,234,600 shares of preferred A stock issued and outstanding on April 20, 2006.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership(2)	Percent of class*
Executive Officers & Directors:
Common	Jan Wallace(3) 12202 North Scottsdale Road Phoenix, Arizona 85054	600,000 shares	1.60%
Common	Peter Richman 12202 North Scottsdale Road Phoenix, Arizona 85054	0 shares	0%
Common	Patrick McNevin 12202 North Scottsdale Road Phoenix, Arizona 85054	0 shares	0%
Common Preferred A	Jay Kister(4) 12202 North Scottsdale Road Phoenix, Arizona 85054	119,943 shares 9,887 shares	0.35%
Common	Munjit Johal 5030 Campus Drive Newport Beach, California 92663	0 shares	0%
Total of All Directors and Executive Officers: Common Preferred A		719,943 shares 9,887 shares	1.97%
More Than 5% Beneficial Owners:
Common Preferred A	Wayne Sutterfield(5) P.O. Box 1009 Parker, AZ 85344	2,059,049 shares 827,326 shares	7.68%
Common Preferred A Common Preferred A	Robert J. Leonard(6) P.O. Box 2089 Hunington Beach, CA 92647 Sumiye Onodera Leonard(7) P.O. Box 2089 Hunington Beach, CA 92647	892,035 shares 611,890 shares 943,289 shares 573,162 shares	8.04
Common	Iomega Investments, LLC 6501 East Greenway Parkway, Ste. 102 Scottsdale, AZ 85254	15,000,000	40.00%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)
Clifford L. Strand and William S. Biddle, former officer and directors, are the managing members of REIT Consultants, LLC, a shareholder holding 2,000,000 shares of our Common Stock. Five shareholders acquired control of REIT Consultants, LLC through their respective trusts thereby controlling the 2,000,000 shares of Common Stock as a result of a default on a loan. We have learned that the debt underlying the loan was repaid and, as such, no default occurred. Thus, our disclosure in our 2003 annual statement on Form 10KSB claiming that a default occurred was inaccurate. For this reason, Mr. Wayne Sutterfield, one of the five shareholders, renounced his control over the shares held in REIT Consultants, LLC.

(3)	Includes 200,000 shares of Common Stock held in her name and warrants to purchase 400,000 shares of Common Stock held in Wallace Black Financial & Investment Services.
(4)
Includes 100,000 shares of Common Stock held in his name and 19,943 shares held in joint tenancy with his wife Alicia Kister. Includes 9,887 shares of Preferred A Stock held in joint tenancy with his wife Alicia Kister.

(5)	Includes 100,000 shares of Common Stock held in his name. Includes 1,111,814 shares of Common Stock and 186,357 shares of Preferred A Stock held by Lincoln Trust over which Mr.

Sutterfield has distribution authority. Includes 332,000 shares of Common Stock held through REIT Consultants, LLC over which Mr. Sutterfield disclaims beneficial ownership. Includes 352,735 shares of Common Stock and 640,969 shares of Preferred A Stock held in Suttco, LLC. Also includes options to purchase 162,500 shares of Common Stock immediately exercisable or exercisable within sixty days.
(6)
Includes 392,035 shares of Common Stock and 611,890 shares of Preferred A Stock held by the Robert J. Leonard Family Trust of which Mr. Leonard has distribution authority. Includes 500,000 shares of Common Stock held through REIT Consultants, LLC.

(7)
Includes 100,000 shares of Common Stock and 6,061 of Preferred A Stock held in her name. Includes 343,289 shares of Common Stock and 567,101 shares of Series A Preferred Stock held by the Onodera Family Trust of which Mrs. Leonard has distribution authority. Includes 500,000 shares of Common Stock held through REIT Consultants, LLC.

Change in Control

On April 28, 2004, we and Denver Fund I, Ltd (“Denver Fund I”) entered into a Lease Agreement with Iomega Investments, LLC (“Iomega”) to lease the Cannery retail shopping center located on Flamingo Road in Las Vegas, Nevada. On the same date, Iomega granted us and Denver Fund I an option (the “Option Agreement”) to purchase the property commencing on May 14, 2004 for total consideration of $5,950,000. The $5,950,000 included an assumption of the first mortgage on the property in the principal amount of $4,100,000, and a balance of $1,850,000 to be paid partially by us and partially by Denver Fund I.

We and Denver Fund I exercised our right under the Option Agreement to purchase the property from Iomega. For our portion of the purchase price, we delivered to Iomega 250,000 shares of our Series C Preferred Stock (valued between the parties at $3.00 per share) and a two-year promissory note in the principal amount of approximately $155,000 (the “Promissory Note”), bearing interest at an annual rate of 7%. The principal amount of the Promissory Note was payable $50,000 at the six month anniversary, $50,000 at the 12 month anniversary and the remainder at maturity.

On December 14, 2005, we amended the terms of our portion of the purchase price with Iomega, and agreed to retire the Promissory Note in favor of Iomega by paying $40,000.00 immediately in lieu of paying $55,113.00 at maturity. We further agreed to convert Iomega’s 250,000 shares of Series C Preferred Stock into shares of our Common Stock as described below.

Following a letter request made by Iomega to convert its 250,000 shares of Series C Preferred Stock into shares of Common Stock, we requested our transfer agent, Fidelity Transfer Company, to issue 15,000,000 shares of Common Stock to Iomega, trading at $0.05 per share, in exchange for Iomega’s 250,000 Series C Preferred Stock, which we valued at $3.00 per share in the Option Agreement. As a result of the conversion, Iomega now controls 40.00% of the outstanding shares and therefore has substantial voting control of our company.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our current executive officers for each of the last three completed fiscal years.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Luis Leon,	Former CEO	2005 2004 2003	8,641 34,000 0	0 0 0	0 18,245 0	0 0 0	0 0 0	0 0 0	0 0 0
Clifford L. Strand(1)	Former President & Chairman	2005 2004 2003	102,500 130,000 82,833	0 0 0	0 0 0	0 0 500,000	0 0 1,000,000	0 0 0	0 0 0
William S. Biddle(2)	Former Vice President	2005 2004 2003	46,250 60,000 40,000	0 0 0	0 0 0	0 0 250,000	0 0 500,000	0 0 0	0 0 0
Gernot Trolf(3)	Former Chief Operating Officer	2005 2004 2003	40,000 48,000 34,000	0 0 0	0 0 0	0 0 250,000	0 0 500,000	0 0 0	0 0 0
Jan Wallace(4)	President & CEO	2005 2004 2003	146,500 n/a n/a	0 n/a n/a	0 n/a n/a	245,000 n/a n/a	400,000 n/a n/a	0 n/a n/a	0 n/a n/a
Munjit Johal(5)	Chief Financial Officer	2005 2004 2003	79,000 69,000 54,000	0 0 0	0 0 0	0 0 250,000	0 0 500,000	0 0 0	0 0 0
(1)
Effective April 1, 2005, Mr. Strand agreed to rescind his 500,000 shares of common stock and options to purchase 1,000,000 shares of common stock provided under his May 1, 2003 employment agreement and return his shares to our corporate treasury. To date, Mr. Strand has not returned his shares.

(2)
Effective April 1, 2005, Mr. Biddle agreed to rescind his 250,000 shares of common stock and options to purchase 500,000 shares of common stock provided under his May 1, 2003 employment agreement and return his shares to our corporate treasury. To date, Mr. Biddle has not returned his shares.

(3)
Effective April 1, 2005, Mr. Trolf agreed to rescind his 250,000 shares of common stock and options to purchase 500,000 shares of common stock provided under his May 1, 2003 employment agreement and return his shares to our corporate treasury. To date, Mr. Trolf has not returned his shares.

(4)
Ms. Wallace is a principal of Wallace Black Financial & Investment Services (“WB”), which was engaged on in April 2005 as a consultant to perform certain investor relations and public relations tasks. The agreement provides for $10,000 per month, the issuances of 400,000 shares of 144 restricted shares of common stock and 400,000 warrants exercisable at a price range from $0.50 to $2.00 for five (5) years from the date the contract is executed. Of the common shares issued to Wallace Black, only 200,000 shares were placed in Ms. Wallace’s name and the remaining 200,000 shares were issued to Ms. Black. The warrants to purchase 400,000 shares remain held in WB, in which Ms. Wallace holds indirect beneficial ownership. Additionally, Ms. Wallace was to be granted shares having a fair market value of $22,500 for each full month of service. In December 2005, we renegotiated the agreement with Ms. Wallace, who agreed accept the unpaid portion in cash through August 31, 2005, amounting to $112,500 and reduce her compensation to $8,500 per month through December 31, 2005. Ms Wallace also agreed to cancel shares issued for each month of service. Ms Wallace had received 45,000 shares that she returned to our corporate treasury.

(5)
Effective April 1, 2005, Mr. Johal agreed to rescind his 250,000 shares of common stock and options to purchase 500,000 shares of common stock provided under his December 31, 2003 employment agreement and return his share certificates to our corporate treasury. Mr. Johal returned his share certificate to our corporate treasury.

Compensation to Directors

Non-employee directors were not paid for their services in fiscal year ended December 31, 2005.

Summary of Options Grants

The following table sets forth the individual grants of stock options we made during the year ended December 31, 2005, for the named executive officers:

OPTION / SAR GRANTS IN LAST FISCAL YEAR
Name	Number of securities underlying options / SARs granted (#)	Percent of total options / SARs granted to employees in fiscal year	Exercise or Base price ($ /Sh)	Expiration date
Jan Wallace	400,000	100%	Range from $0.50 to $2.00 per share.	March 2010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY SECURED DIVERSIFIED INVESTMENT, LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2: APPROVAL OF 2006 STOCK OPTION PLAN

At the annual meeting, shareholders will be asked to consider and to take action on the 2006 Stock Option Plan. On March 8, 2006, our Board of Directors adopted the 2006 Stock Option Plan of Secured Diversified Investment, Ltd (the “2006 Plan”). The purpose of this Plan is to strengthen our company and subsidiaries by providing incentive stock options as a means to attract, retain, and motivate key corporate personnel through ownership of stock, and to attract individuals of outstanding ability to render services to and enter the employment of our company or subsidiaries. The 2006 plan authorizes the grant of stock options during any 12 month period that does not exceed the greater of: (1) $1 million, (2) 15% of our total assets, or (3) 15% of our issued and outstanding common stock. The full text of the 2006 Stock Option Plan is attached to this Proxy Statement as Exhibit 1.1.
The board has not as yet issued any options under the plan.

In summary, this plan provides as follows:

TYPES OF STOCK OPTIONS

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock Options”), and (2) options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non-Qualified Stock Options”).

ADMINISTRATION OF THE PLAN

This Plan shall be administered by a “Compensation Committee” or “Plan Administrator” composed of members selected by, and serving at the pleasure of, the Board of Directors. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan; to promulgate, amend, and rescind rules and regulations relating to its administration; to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) those employees and consultants to whom Stock Options will be granted; to determine the duration and manner of the grant of the Options; to determine the exercise price, the number of shares and other terms covered by the Stock Options; to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan; and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

GRANT OF OPTIONS

We are hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee); provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of our stock shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee directors shall be eligible to receive Non--Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non--Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

STOCK SUBJECT TO PLAN

The stock available for grant of Options under this Plan shall be shares of our authorized but unissued, or reacquired, Common Stock. The aggregate sales price, or amount of securities sold, during any 12 month period may not exceed the greater of: (1) $1 million, (2) 15% of our total assets, or (3) 15% of our issued and outstanding common stock, including shares previously issued under this Plan or other stock option plans we created, whichever is greater. The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed 5% of the issued and outstanding shares. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

TERMS AND CONDITIONS OF OPTION

Specific requirements for the terms and conditions of all Option Agreements entered into are detailed in the Plan.

TERMINATION OR AMENDMENT OF THE PLAN

The Board of Directors may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of our Common Stock represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (with limited exception) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Board Committee that administers the Plan, the members of the Plan Administrator shall be indemnified by us against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by us). In addition, such members shall be indemnified by us for any amount paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall have been adjudged that such member is liable for negligence or misconduct in the performance of his or her duties, provided however that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer us the opportunity, at our own expense, to handle and defend the same.

EFFECTIVE DATE AND TERM OF THE PLAN

This Plan became effective on March 8, 2006. Unless sooner terminated by the Board of Directors in its sole discretion, this Plan will expire on March 8, 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE 2006 STOCK OPTION PLAN. PROXIES SOLICITED BY SECURED DIVERSIFIED INVESTMENT, LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

SELECTION OF AUDITORS

The Board of Directors selected Kabani & Company, Inc., Certified Public Accountants, as our independent auditors and business advisers to examine our financial statements for the fiscal year ended December 31, 2006.

There will be no representative of Kabani & Company, Inc. at the annual meeting.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of our internal controls and financial statements and the audit process. The sole member of the Audit Committee is Peter Richman. We do not currently have a written audit committee charter.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Kabani & Company, Inc., certified public accountants, are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect, and has discussed with the auditors the auditors’ independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee with regard to its oversight functions referred to below, the Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Kabani & Company, Inc., certified public accountants, are in fact independent.

Independent Auditor Fees

Our Board of Directors reviews and approves audit and permissible non-audit services performed by our independent accountants, as well as the fees charged for such services. In its review of non-audit service fees and its appointment of Kabani & Company, Inc. as our independent accountants, the Board of Directors considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Kabani & Company, Inc. in 2005 and 2004 were approved by the Board of Directors. The following represents fees for audit services rendered by Kabani & Company, Inc. for the audit of our annual financial statements for the years ended December 31, 2005 and December 31, 2004 and fees billed for other services rendered by Kabani & Company, Inc. during those periods.

Audit Fees

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 were approximately $135,000 and $82,784 respectively.

Audit-Related Fees

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $11,540 and 0 for the fiscal years ended December 31, 2005 and 2004.

All Other Fees

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2005 and 2004 were $0 and $0 respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by our auditors for: (a) directly or indirectly operating, or supervising the operation of, our information system or managing our local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole. As there were no fees billed or expended for the above services, our Board of Directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from our company.

FORWARD -LOOKING STATEMENTS

This proxy statement may include statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk. External factors that could cause our actual results to differ materially from our expectations include:

•	Our ability to develop its business plan to the extent anticipated;
•	The public’s willingness to accept our business; and
•	Our ability to compete successfully within our industry.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We do not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for our proxy statement and form of proxy for our next annual meeting of shareholders will be within 90 days from the filing deadline of the annual report on Form 10KSB with the Securities and Exchange Commission, or June 30, 2007. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The deadline for submittals of shareholder proposals for a meeting of shareholders other than at a regularly scheduled annual meeting is a reasonable time before we begin to print and mail our proxy materials.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed with the Commission, are incorporated herein by reference:

(i)	Our Annual Report filed on Form 10-KSB with the Commission on April 15, 2006, for the fiscal year ended December 31, 2005 (the Form 10-KSB is attached);

(ii)	Our Quarterly Reports filed on Form 10-QSB during 2005.

(iii)	All of our Reports filed on Form 8-K during 2005 and 2004.

All reports and definitive proxy or information statements filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Secured Diversified Investment, Ltd. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

By Order of the Board of Directors
of Secured Diversified Investment, Ltd.

/s/ Jan Wallace
Jan Wallace, Chief Executive Officer and President

SECURED DIVERSIFIED INVESTMENT, LTD.

Annual Meeting of Shareholders
June 2, 2006

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on June 2, 2006.

The undersigned appoints Jan Wallace of Secured Diversified Investment, Ltd. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Secured Diversified Investment, Ltd., to be held June 2, 2006 beginning at 10:00 a.m., Pacific Daylight Time, at 3273 E. Warm Springs, Rd., Las Vegas, Nevada 89120, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X] Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Election of Directors

1.	For the election of directors , to serve until the next annual meeting or until their successors are elected and qualified: Nominees - Jan Wallace, Peter Richman, Patrick McNiven, and Jay Kister

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Jan Wallace Peter Richman Patrick McNiven Jay Kister

Approval of the 2006 Stock Option Plan

2.	To Approve the 2006 Stock Option Plan:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

_________________________ _________________________ ____________________
Print Name Signature Date

_________________________ _________________________ ____________________
Print Name Signature Date